SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report :  December 15, 2000

(Date of earliest event reported)

Commission File No.:   333-61783-01

Bear Stearns Commercial Mortgage Securities Inc.,
Commercial Mortgage Pass-Through Certificates
Series 2000-WF2
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

Pending
(I.R.S. Employer Identification No.)

c/o Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                              21044
(Address of principal executive offices)                    (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5.  Other Events

On December 15, 2000 a distribution was made to holders of Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates Series 2000-WF2


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1) Monthly report distributed to holders of Commercial Mortgage
          Securities Inc., Series 2000-WF2, relating to the
          December 15, 2000 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


               Bear Stearns Commercial Mortgage Securities Inc.,
                 Commercial Mortgage Pass-Through Certificates
                                Series 2000-WF2


              By:   Wells Fargo Bank Minnesota, N.A., as Paying Agent
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: December 19, 2000


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)  Monthly report distributed to holders of Commercial Mortgage
           Securities Inc., Series 2000-WF2, relating to the December 15, 2000 distribution